UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2017

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 2, 2017, White Mountains Insurance Group, Ltd. issued a press release announcing its results for the three months ended March 31, 2017. The press release furnished herewith is attached as Exhibit 99.1 to this Form 8-K. Certain information included in the press release constitutes non-GAAP financial measures (as defined in Regulation G of the Securities and Exchange Commission). Specifically, non-GAAP financial measures disclosed in the press release are adjusted book value per share and investment returns on common equity and other long-term investments including high-yield fixed maturity investments.
Adjusted book value per share is a non-GAAP financial measure which is derived by adjusting the GAAP book value per share denominator to exclude unearned restricted common shares, the compensation cost of which, at the date of calculation, has yet to be amortized. In addition, the calculation of adjusted book value per share includes the dilutive effects of outstanding non-qualified options for periods prior to January 20, 2017, the expiration date of the non-qualified options. A schedule is included in Exhibit 99.1 to this Form 8-K that reconciles GAAP book value per share to adjusted book value per share.
In the third quarter of 2016, White Mountains purchased high-yield fixed maturity investments, which are U.S. dollar denominated publicly traded and 144A debt securities issued by corporations with generally at least one rating between “B-” and “BB+” inclusive by Standard and Poor’s or similar ratings from other rating agencies. Given the risk profile of these investments, White Mountains has included returns on high-yield fixed maturity investment returns with returns on common equity securities and other long-term investments. A schedule is included in Exhibit 99.1 to this Form 8-K that reconciles these investment returns to GAAP investment returns.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press Release of White Mountains Insurance Group, Ltd. dated May 2, 2017, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: May 2, 2017	By:	/s/ J. BRIAN PALMER J. Brian Palmer Managing Director and Chief Accounting Officer

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